For the fiscal year ended (a) August 31, 1995
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   Muni Series, FL Fund

1.   Name of Issuer
       Orange County Housing Finance Authority

2.   Date of Purchase
       10/17/94

3.   Number of Securities Purchased
       2,000

4.   Dollar Amount of Purchase
       $2,000,000

5.   Price Per Unit
       $100

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       William R. Hough & Co.

7.   Other Members of the Underwriting Syndicate
       See Exhibit A


Orange County Housing Finance Authority

EXHIBIT A

UNDERWRITER

William R. Hough & Co.
Lewis, de Rozario & Co. Incorporated
Merrill Lynch & Co.
Grigsby Brandford & Co., Inc.
Prudential Securities Incorporated
M.R. Beal and Company
For the fiscal year ended (a) August 31, 1995
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

II.  Muni Series, N.Y Fund

1.   Name of Issuer
       New York State Med. Care, New York State Hosp.

2.   Date of Purchase
       12/16/94

3.   Number of Securities Purchased
       30,000

4.   Dollar Amount of Purchase
       $2,820,000

5.   Price Per Unit
       $94

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Goldman Sachs

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

New York State Med. Care, New York State Hosp.

EXHIBIT A

UNDERWRITER

Goldman, Sachs & Co.
J.P Morgan Securities, Inc.
Bear, Stearns & Co. Inc.
Chemical Securities Inc.
First Albany Corporation
CS First Boston
Lazard Freres & Co.
WR Lazard, Laidlaw & Mead Incorporated
Lebenthal & Co., Inc.
Merrill Lynch & Co.
Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
Prudential Securities Incorporated
Samuel A. Ramirez & Co., Inc.
Reinoso & Company Incorporated
Smith Barney Inc.

For the fiscal year ended (a) August 31, 1995
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

II.  Muni Series, NC Fund

1.   Name of Issuer
       Puerto Rico Commonwealth

2.   Date of Purchase
       4/20/95

3.   Number of Securities Purchased
       10,000

4.   Dollar Amount of Purchase
       $939,160

5.   Price Per Unit
       $93.916

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Lehman Brothers

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

Puerto Rico Commonwealth

EXHIBIT A

UNDERWRITER
Lehman Brothers
Morgan Stanley & Co. Incorporated
Prudential Securities Incorporated
Smith Barney Inc.
Bear, Stearns & Co. Inc.
Citicorp Securities, inc.
Clark Melvin Securities Corporation
Goldman, Sachs & Co.
Merrill Lynch & Co.
Oriental Financial Services Corp
PaineWebber Incorporated
For the fiscal year ended (a) August 31, 1995
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

II.  Muni Series, FL Fund

1.   Name of Issuer
       Puerto Rico Commonwealth

2.   Date of Purchase
       4/20/95

3.   Number of Securities Purchased
       10,000

4.   Dollar Amount of Purchase
       $939,160

5.   Price Per Unit
       $93.916

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Lehman Brothers

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

Puerto Rico Commonwealth

EXHIBIT A

UNDERWRITER
Lehman Brothers
Morgan Stanley & Co. Incorporated
Prudential Securities Incorporated
Smith Barney Inc.
Bear, Stearns & Co. Inc.
Citicorp Securities, Inc.
Clark Melvin Securities Corporation
Goldman, Sachs & Co.
Merrill Lynch & Co.
Oriental Financial Services Corp
PaineWebber Incorporated

For the fiscal year ended (a) August 31, 1995
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

II.  Muni Series, NY Fund

1.   Name of Issuer
       University of Puerto Rico Revs MBIA

2.   Date of Purchase
       5/12/95

3.   Number of Securities Purchased
       10,000

4.   Dollar Amount of Purchase
       $912,500

5.   Price Per Unit
       $91.250

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       PaineWebber Incorporated

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

University of Puerto Rico Revs MBIA

EXHIBIT A

UNDERWRITER
PaineWebber Incorporated
Bear, Stearns & Co. Inc.
Goldman, Sachs & Co.
Merrill Lynch & Co.
Morgan Stanley & Co. Incorporated
Citicorp Securities, inc.
Clark Melvin Securities Corporation
Lehman Brothers
Oriental Financial Services Corp
Prudential Securities Incorporated
Smith Barney Inc.
For the fiscal year ended (a) August 31, 1995
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

II.  Muni Series, HI Fund

1.   Name of Issuer
       University of Puerto Rico

2.   Date of Purchase
       5/12/95

3.   Number of Securities Purchased
       2,500

4.   Dollar Amount of Purchase
       $228,125

5.   Price Per Unit
       91.250

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Citibank

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

University of Puerto Rico

EXHIBIT A

UNDERWRITER
PaineWebber Incorporated
Bear, Stearns & Co. Inc.
Goldman, Sachs & Co.
Merrill Lynch & Co.
Morgan Stanley & Co. Incorporated
Citicorp Securities, Inc.
Clark Melvin Securities Corporation
Lehman Brothers
Oriental Financial Services Corp.
Prudential Securities Incorporated
Smith Barney Inc.

For the fiscal year ended (a) August 31, 1995
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

II.  Muni Series, MI Fund

1.   Name of Issuer
       Oakland University, MI ST Bond Auth

2.   Date of Purchase
       6/15/95

3.   Number of Securities Purchased
       14,000

4.   Dollar Amount of Purchase
       $1,363,250

5.   Price Per Unit
       $97.375

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Lehman Brothers

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

Oakland University, MI ST Bond Auth

EXHIBIT A

UNDERWRITER
Lehman Brothers
Prudential Securities Incorporated

For the fiscal year ended (a) August 31, 1995
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

II.  Muni Series, FL Fund

1.   Name of Issuer
       Hillsborough CO, SCH. Board C.O.P

2.   Date of Purchase
       6/15/95

3.   Number of Securities Purchased
       15,000

4.   Dollar Amount of Purchase
       $1,460,625

5.   Price Per Unit
       $97.375

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Paine Webber

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

Hillsborough CO, SCH. Board C.O.P

EXHIBIT A

UNDERWRITER
PaineWebber Incorporated
Smith Barney Inc.
Ward Bradford & Co.
Argyle Securities Corp
Artemis Capital Group, Inc.
Douglas James Securities, Inc.
A.G. Edwards & Sons, Inc.
Goldman, Sachs & Co.
Howard Gary & Company
Merrill Lynch & Co.
Morgan Stanley & Co. Inc.
Prudential Securities Incorporated
Raymond James & Associates

For the fiscal year ended (a) August 31, 1995
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

II.  Muni Series, NJ Fund

1.   Name of Issuer
       Port Auth of NY & NJ

2.   Date of Purchase
       6/21/95

3.   Number of Securities Purchased
       50,250

4.   Dollar Amount of Purchase
       $5,025,000

5.   Price Per Unit
       $95.875

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       W.E Simon & Sons
       Tucker Anthony
       First Albany
       Smith Mitchell

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

Port Auth of NY & NJ


EXHIBIT A

UNDERWRITER
Goldman, Sachs & Co.
Lehman Brothers
PaineWebber Incorporated
Artemis Capital Group, Inc.
Asensio & Co, Inc.
Barr Brothers & Co. Inc.
George K. Baum & Company
M.R. Beal & Company
Alex, Brown & Sons, Inc.
Carmona, Motley & Co. Inc.
Cowen & Co.
Doley Securities, Inc.
First Albany Corporation
First American Municipals, Inc.
Furman Selz
Gibraltar Securities Co.
Glickenhaus & Co.
The GMS Group, Inc.
Grigsby Branford & Co., Inc.
Halpert and Company, Inc.
J.B Hanauer & Co.
Janney Montgomery Scott Inc.
WR Lazard, Laidlaw & Mead,Inc.
Lebenthal & Co., Inc.
Legg Mason Wood Walker, Inc.
E.A. Moos & Co. L.P.
Pryor, McClendon, Counts & Co., Inc.
Samuel A. Ramirez & Co., Inc.
Roosevelt & Cross, Inc.
Ryan, Beck & Co.
Muriel Siebert & Co., Inc.
William E. Simon & Sons Municipal Securities, Inc.
Smith Mitchell Investment Group Inc.
Sturdivant & Co., Inc.
Tucker Anthony Incorporated
United Daniels Securities, Inc.
R.D. White & Co., Inc.
A.H. Williams & Co., Inc.